TRADE ACCOUNTS AND NOTES RECEIVABLE, NET	12 Months Ended
Dec. 31, 2020
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET

3— TRADE ACCOUNTS AND NOTES RECEIVABLE, NET

Trade accounts and notes receivable consist of the following:

	2020	2019
Trade accounts receivable	11,363	11,807
Notes receivable	667	1,013
Less: allowance for doubtful accounts	(722)	(1,490)
Total	11,307	11,330
Less current portion	(11,307)	(11,328)
Total long-term portion	—	2

Notes receivable usually represent commercial bills of exchange (drafts) with initial maturities of 90 days or less.

Bad debt expenses amount to a net cost of €87 thousand, a net cost of €84 thousand and €362 thousand, respectively for the years ended December 31, 2020, 2019 and 2018.

Long term portion consists of sales type leases of medical devices.